                                   EXHIBIT 32

                               COMM BANCORP, INC.

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Comm Bancorp, Inc. (the "Company") on Form 10-K for the period ended December 31, 2005, to be filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, William F. Farber, Sr., President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods covered by the Report.


Date: March 15, 2006                    /s/ William F. Farber, Sr.
                                        ----------------------------------------
                                        William F. Farber, Sr.
                                        President and Chief Executive Officer

A signed copy of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                               COMM BANCORP, INC.

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Comm Bancorp, Inc. (the "Company") on Form 10-K for the period ended December 31, 2005, to be filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Scott A. Seasock, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods covered by the Report.


Date: March 15, 2006                    /s/ Scott A. Seasock
                                        ----------------------------------------
                                        Scott A. Seasock
                                        Executive Vice President and Chief
                                        Financial Officer

A signed copy of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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